Exhibit 99.1

QUARTERLY REPORT FOR THE THREE MONTHS ENDED MARCH 31, 2006 FOR GLOBAL CROSSING (UK)
TELECOMMUNICATIONS LIMITED (“GCUK”)

Incorporated by reference to Exhibit 99.1 to GCUK’s Report of Foreign Private Issuer on Form 6-K dated June 8, 2006.